Our job is to be the best

     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-
looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, and contingency reserves; competitive actions by other companies;
changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

     This presentation includes non-GAAP financial measures.  The required reconciliations to
GAAP financial measures are included on our website, www.templeinland.com.

Fourth Quarter 2008 Consolidated Results

Net income (loss) per share

Special items

Net income (loss) per share excluding
      special items

$   (0.03)

      (0.06)

$    0.03

   Q3
    2008

$    0.23

$    0.11

    (10.53)

      0.17

$  10.76

$   (0.06)

    Q4
    2007

    Q4
    2008

Corrugated Packaging Segment

($ in Millions)

    $   50

    (747)

$  797

Q3

2008

$   75

$   68

Segment operating income

   (681)

   (751)

Costs and expenses

$ 756

$ 819

Revenues

Q4

2007

Q4

2008

Sequential Change in Average Box Prices (per ton)
38
33
28
23
18
13
8
3
-2
-7
-12
$33
$2
($8)
$16
$29

Temple-Inland

Corrugated Packaging Segment

TIN Average Box Price *

   *  Average box price realization includes the impact of mix of business

2008

2007

Q4                       Q1                   Q2                     Q3                   Q4

Millions of Dollars
20
15
10
5
0
-5
-10
-15
$0
($3)
($5)
($12)
$16
($5)
$5
$1
$6
($6)

Temple-Inland

Key Input Cost Changes

Q4 2008 vs. Q4 2007                  Q4 2008 vs. Q3 2008

Virgin Fiber                 OCC                      Energy                        Chemicals                   Freight

Input cost changes include the addition of the
PBL mill in third quarter 2008.

Year Over Year % Change in Volume– Avg. Week
2%
(4% )
3%
(1% )
(2% )
(4% )
(3% )
(3% )
(7% )

Temple-Inland

Corrugated Packaging Segment

Temple-Inland                        Industry

Box Shipments

  Source: Fibre Box Association

Quarterly

Q4                  Q1                   Q2                  Q3                   Q4

2008

2007

Matching Production to our Demand

Downtime

108,000 tons market related

22,000 tons maintenance related

Inventories

Lowest year entering level in 3 years

Building Products Segment

($ in Millions)

    $ (6)

    (185)

$  179

Q3

2008

$(15)

$(14)

Segment operating income (loss)

   (179)

   (168)

Costs and expenses

$ 164

$ 154

Revenues

Q4

2007

Q4

2008

Reduced headcount across the business

Permanently closed hardboard siding business

Sequential Change in Average Price (mbf)
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
($29)
($7)
$46
$9
($46)

Lumber Volume (mbf)
250
240
230
220
210
200
190
180
170
160
150
140
198
200
204
189
176

Temple-Inland

Building Products Segment

Lumber

Price

2008

2007

              Q4               Q1             Q2        Q3          Q4

Volume

2008

2007

              Q4           Q1        Q2          Q3         Q4

$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
Sequential Change in Average Price (mmsf)
($14)
($6)
$2
$9
$7

360
340
320
300
280
260
240
220
200
Gypsum Volume (mmsf)
311
280
278
255
248

Temple-Inland

Building Products Segment

Gypsum

Volume

2008

2007

              Q4               Q1             Q2                Q3              Q4

Price

              Q4               Q1             Q2             Q3              Q4

2008

2007

$20
$15
$10
$5
$0
($5)
($10)
($15)
Sequential Change in Average Price (mmsf)
($4)
$9
$8
$18
($7)

180
170
160
150
140
130
120
110
100
90
80
70
60
Particleboard Volume (mmsf)
110
120
135
117
100

Temple-Inland

Price

Particleboard

Volume

Building Products Segment

2008

2007

     Q4           Q1          Q2         Q3          Q4

             Q43             Q1            Q2               Q3              Q4

2008

2007

Full Year 2008 Results
(millions, excluding EPS)

Income Excluding Special Items

Corrugated Packaging

Building Products

Timber and Timberlands

            Segment operating income

General and Administrative

Share based compensation

            EBIT

Other non-operating income (expense)

Interest expense on debt

Net Interest on financial assets/non-recourse liability

            Income before taxes and special items

Income taxes

Income before special items

Net income per dil. share excluding special items

Note: We have recast prior period segment operating income to reflect the effects of our transformation plan

             $287

                   8

                 65

             $360

            ($100)

                (34)

             $226

             $    5

              (111)

                 10

             $130

                (50)

             $  80

             $0.74

                $225

(40)

                $185

               ($ 76)

                     2

                $111

                $   4

                  (81)

                    (2)

                $ 32

                  (20)

                $ 12

                $0.11

             2007

                2008

Cash Flow

Cash provided by operations $80MM in fourth
quarter 2008 and $222MM for the year

Balance sheet

Year-end, 2008 long-term debt $1,192MM, down
$1MM vs. end of third quarter

Liquidity

Committed credit facilities - $715MM of unused
borrowing capacity at year-end, 2008

Financial Highlights

Year-End, 2008 Committed Credit Facilities

($ in Millions)

   70% Max

   3.0 x Min

     Y-E, 2008

         59.2%

           4.6x

Covenants (as specifically defined):

     Debt/total capital

     Interest coverage

  2010 (25 mil)

  2011 (810 mil)

        2010

Facility Maturities:

     $  715

        $655

       $  60

Unused borrowing capacity

        (351)

          (19)

        (161)

          (19)

        (190)

             -

     Borrowings

     Letters of credit

    $1,085

       $835

       $250

Committed

Less:

Total

Committed Credit
Agreements

Accounts
Receivable
Securitization
Facility

Capital Expenditures

2007:  $224MM

2008:  $164MM

2009:  $120MM

Depreciation

2008:  $206MM

2009:  $204MM

2009

Pension

No required cash contribution in 2009

Pension expense $41MM in 2009 vs. $37MM in 2008

Income tax

2008:  Differences

2009:  40% effective tax rate; 20% cash tax rate

General and administrative expenses

2008:  $76MM, down $24MM vs. 2007

2009:  $70 - $72MM

2009

Share-based compensation

2008:  $2MM credit

2009:  $16MM; $1 change = $2.5MM

Net interest on financial assets

2008:  $2MM

2009:  $8MM

Interest expense

2008:  $81MM

2009:  $80MM

2009

2009 Financial Priorities

Return cash to shareholders

Dividend

Reduce debt

Invest in our business

Grow

Our job is to be the best